Exhibit 10.42




                                            August 15, 1996


DOCTORS HEALTH SYSTEM, INC.
10451 Mill Run Circle, 10th Floor
Owings Mills, MD 21117

Gentlemen:

         St. Joseph Medical Center, Inc. ("SJMC") is pleased to confirm its intention, upon the terms and conditions set forth herein, to provide credit enhancement in connection with loans in a principal amount not exceeding $1,500,000 to Doctors' Health System ("DHS") from First National Bank of Maryland ("Lender"). This letter shall set forth the terms and conditions thereof and, upon your acceptance of the terms hereof as evidenced by your execution in the space set forth below, shall constitute a binding agreement between DHS and SJMC.

         1. SJMC agrees to deliver to Lender its written guaranty (the "Guaranty"), in such form as shall be required by Lender and approved by SJMC. Pursuant thereto, SJMC shall unconditionally guarantee and be liable for the payment obligations of DHS in respect of loans advanced by Lender in accordance with its Business Purpose Promissory Note dated of even date herewith (collectively, the "Guaranteed Obligations"); provided that the maximum amount of the Guaranteed Obligations shall not exceed $1,500,000. The Guaranty shall terminate not earlier than 60 days following the incurrence by DHS of the Guaranteed Obligations (or, if not advanced in full by Lender, the initial advance of proceeds thereof by Lender in connection therewith).

         2. Any advance made by SJMC to Lender in connection with any claim under the Guaranty shall be deemed to constitute a loan (each a "Loan") from SJMC to DHS, which Loan shall be immediately due and payable by DHS to SJMC. Each Loan shall bear interest at a rate equal to 5% in excess of the rate of interest charged by Lender to DHS. Interest shall be calculated on the basis of a 365 or 366 day year (as applicable) and shall accrue for each day such Loan is not repaid (with a minimum of one day's interest due for any advance made by DHS). Except as provided in the following paragraph, the obligation of DHS to repay any amounts due in respect of any Loan shall be absolute, irrevocable and unconditional and shall be due and payable in all circumstances, without limitation, notwithstanding any of the following: (a) any lack of validity in any instrument evidencing any of DHS' obligations to Lender; (b) any amendment, modification or waiver of any instrument evidencing any obligation of DHS to Lender (whether or not SJMC shall have knowledge thereof); (c) the existence of any claim, set-off, defense or other rights which DHS may have against SJMC, whether in connection with this or any other transaction; (d) the invalidity or non-conformance of any claim for payment by Lender against DHS; (e) the bankruptcy or insolvency of DHS or SJMC; or (f) any other circumstance whatsoever, whether or not similar to any of the foregoing.

         3. So long as the Guaranty shall remain outstanding or there shall remain unpaid any amounts payable by DHS in respect of the principal amount of any Loans hereunder, any amount paid by

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SJMC in respect of the principal due under the Non-Negotiable,  Non-Transferable
Promissory Note of SJMC dated February 24, 1995, shall first be applied by DHS immediately to reduce the principal amount of the Guaranteed Obligations or to repay the principal of any Loans hereunder.

         4. As security for the repayment of all amounts due in respect of any Loan, DHS hereby grants to SJMC a continuing lien and security interest in and to the following property (collectively, the "Collateral"):

                  (a) Receivables - all accounts, accounts receivable, contract rights, chattel paper, negotiable and non-negotiable instruments and agreements, and general intangibles (as such terms are defined by the Maryland Uniform Commercial Code);

                  (b) Interest in Agreements - each of the agreements listed on Exhibit D hereto, including all replacements, renewals, substitutions and additions thereto; and

                  (c) Proceeds and Products - all cash and non-cash proceeds and products of any services, property or goods described in the subparagraphs (a) and (b) above, including, without limitation, all cash, moneys, funds, securities or other instruments both now and hereafter on deposit or held by DHS, Lender or SJMC in any bank or other account established and maintained by SJMC or by SJMC and DHS or by DHS in connection with any loans, letter of credit or other financial accommodation both now and hereafter extended by SJMC to DHS.

         SJMC acknowledges and agrees that DHS has granted or will grant in favor of Medical Mutual a lien and security interest in the Collateral.

         For the benefit and security of SJMC, DHS hereby grants to SJMC all of the rights heretofore granted to Medical Mutual Liability Insurance Society of Maryland ("Medical Mutual") set forth in Article 6 of the Final Credit
Enhancement Agreement dated as of December 1, 1995 (the "Medical Mutual Agreement"), between SJMC and Medical Mutual, the terms and provisions of which Sections are hereby incorporated herein by reference (without regard to any amendment or modification thereof entered into between DHS and Medical Mutual), which rights may be exercised by SJMC, Medical Mutual or both, in such manner as they shall between them agree.

         5.       As  a  condition  to  the  effectiveness   hereof  and  to the
execution and delivery by SJMC of the Guaranty, DHS shall deliver, or cause to be delivered, to SJMC, the following:

                  (a) a promissory note evidencing its payment obligations hereunder in substantially the form attached hereto as Exhibit A;

                  (b) a financing statement evidencing the liens and security interests granted pursuant to paragraph 4 above, in substantially the form attached hereto as Exhibit B;

                  (c) a Collateral Assignment of Contracts in substantially the form attached hereto as Exhibit C;

                  (d) the Consent and Agreement of Medical Mutual in the form attached to this Agreement;

                  (e) an opinion of Thomas F. Mapp, Corporate Counsel for DHS, in form and substance reasonably satisfactory to SJMC with respect to the validity and enforceability of each agreement and instrument executed and delivered by DHS to SJMC in connection with the transactions contemplated hereby; and

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

                  (f) such other  certificates,  agreements  and  instruments as
         shall   reasonably  be  required  by  SJMC  in   connection   with  the
         transactions contemplated hereby.

         6. So long as any of the Guaranteed Obligations are outstanding, DHS shall comply with each of its covenants and agreements set forth in Article 7 of the Medical Mutual Agreement (other than Sections 7.1(c) and 7.1(d) thereof), each of which covenants and agreements is hereby incorporated herein by reference. All references in the Medical Mutual Agreement to (i) the "Lender Documentation" shall mean and include the Lender Documentation as described therein and each and all agreements and instruments executed and delivered by DHS in favor of the Lender in respect of the Guaranteed Obligations, and (ii)
"PSO Agreement" shall mean each of the agreements of DHS described in subparagraph (b) of paragraph 4 above.

         7. In order to induce SJMC to enter into this Agreement and to issue the Guaranty, DHS makes the following representations and warranties to SJMC:

                  (a) Corporate Existence. DHS is duly organized, validity existing and in good standing under the laws of the State of Maryland, has the corporate power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and in good standing in each jurisdiction in which such qualification is required.

                  (b) Corporate Power; Authorization; Enforceable Obligation. DHS has the corporate power, authority and legal right to execute, deliver and perform this Agreement and each agreement or instrument delivered to lender in connection with the insurance by DHS of the Guaranteed Obligations (collectively the "Lender Documentation") and has taken all necessary corporate action to authorize the execution, delivery and performance thereof. No consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required for the execution, delivery and performance by it of this Agreement or the Lender Documentation which has not been obtained, made, given or accomplished (other than federal and state securities laws, as to which no representation is made). This Agreement and the Lender Documentation have been executed and delivered by its duly authorized officer, and each of such agreements constitute, a legal, valid and binding obligation of DHS, enforceable against DHS in accordance with its terms, except as enforceability may be limited by bankruptcy insolvency, reorganization, moratorium or similar laws relating or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  (c) No Legal Bar. DHS' execution, delivery and performance of this Agreement and the Lender Documentation will not violate any provision of any existing law or regulation applicable to it (other than federal and state securities laws, as to which no representation is made), or of any order, judgment, award or decree of any court, arbitrator or governmental authority applicable to it or its certificate of incorporation or by-laws or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which it is a party or by which it or any of its assets may be bound, and will not, except as otherwise provided herein or under any of the Lender Documentation, result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

                  (d) No Material Litigation. No litigation, investigation or administrative proceeding of or before any court, arbitrator or governmental authority is pending nor, to its knowledge, threatened against DHS or any of its assets (i) with respect to this Agreement or the

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

         Lender Documentation or (ii) that would have a material adverse effect on its business, operations, assets or financial or other condition.

                  (e)      ERISA.  DHS has  never  established,  terminated   or
         been required to make contributions to any Plan (as defined in the Medical Mutual Agreement).

                  (f) Security Interest. (i) No effective financing statement listing the DHS as debtor (other than any which may be filed on behalf of SJMC or Medical Mutual (but only to extent described in the Medical Mutual Agreement) or other lending institution authorized SJMC) covering any of the Collateral is on file in any public office and (ii) DHS has not created any security interest which remains in effect in the Collateral and will keep the Collateral and every part thereof free and clear of all liens, security interests or other encumbrances except the liens and security interests granted pursuant to this Agreement or in favor of Medical Mutual as described in the Medical Mutual Agreement and any other liens or security interest permitted in writing by SJMC.

                  (g) Not an Investment Company or Holding Company. DHS is not an "investment company" or an "affiliated person" of, or "principal underwriter" or "promoter" for, an "investment company", within the meaning of or subject to regulation under the Investment Company Act of 1940, as amended. The obtaining of the loans provided by Lender by DHS, the application of the proceeds thereof by DHS and the consummation of the transactions contemplated hereby or by Lender Documentation will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

                  (h) Compliance with Laws. DHS is not in violation of any law, rule or regulation (other than federal and state securities laws, as to which no representation is made), or in default with respect to any judgment, writ, injunction or decree of any governmental authority, where such violation or default could result in a material adverse effect on its business, operations, assets or financial or other condition.

                  (i) Tax Returns. DHS has filed all federal, state and local tax returns required to have been filed by it and paid all taxes as shown to be due and payable on such returns or on any assessments received by it.

                  (j) Incorporated Representations and Warranties. Each of the representations and warranties of DHS set forth in this Agreement or in the Lender Documentation or in connection therewith is true and correct in all material respects.

                  (k) Disclosure. To the best of its knowledge, information and belief, neither this Agreement nor any document, certificate or financial statement furnished to SJMC or the Lender by DHS or on its behalf in connection herewith contains any untrue statement of a material fact or omission of any material fact.

         8. If any of the following events shall occur (each an "Event of Default"), SJMC shall be entitled to exercise the rights and remedies described in paragraph 9 below:

                  (a) DHS shall fail to repay any amount due to SJMC hereunder when due or to Lender under the Lender Documentation;

                  (b) DHS shall breach or fail to perform any of the covenants or agreements set forth in this Agreement (other than as provided in (a) above) or in any of the agreements and

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

         instruments described to Lender in connection with the Guaranteed Obligations which breach or failure is not cured within fifteen (15) calendar days after notice from SJMC to DHS;

                  (c) Any representation or warranty made by DHS herein or in the Lender Documentation shall prove to have been incorrect in any material respect when made;

                  (d) Any lien or security interest in the Collateral encumbered hereby shall cease to be a valid and enforceable perfected security interest in favor of the SJMC, or DHS shall so assert in writing, or any of the Collateral shall be subject to any lien or security interest other than as permitted hereunder or authorized by SJMC;

                  (e) An Insolvency Event (as defined in the Medical Mutual Agreement) shall have occurred with respect to DHS;

                  (f) Any event or condition shall occur and be continuing which permits any lender to DHS to declare any Material Indebtedness (as defined in the Medical Mutual Agreement) of DHS for money borrowed to become due and payable prior to its scheduled maturity date, or there shall occur an acceleration of any of such indebtedness (including, without limitation, any of the indebtedness of DHS to or guaranteed by Medical Mutual);

         Notwithstanding the foregoing, none of the events described above, other than an event described in ( e) above, shall constitute an Event of Default hereunder unless and until DHS shall have notice thereof and shall have failed to cure such default within 30 days after notice; provided that
(i) DHS shall be deemed to have notice of any event described in (a) above,  and
(ii) in the case of an event described in (f) above DHS shall be entitled to cure such default only so long as the lender shall not have taken any action to exercise any remedy against DHS other than the giving of a notice of a default and a demand for payment thereof.

         9. (a) In addition to all other rights and remedies provided by law SJMC, on the occurrence of any Event of Default, may:

                  (i) Accelerate and call due any amounts due from DHS under paragraph 2 above and all accrued interest and other sums due as of the date of default;

                  (ii) Accelerate and prepay on DHS' behalf, and for the account of DHS, any of the Guaranteed Obligations;

                  (iii) Foreclose or enforce all or any security interests, liens, assignments, or pledges created hereunder;

                  (iv) Confess judgment or file suit against the Borrower on the Note;

                  (v)  File suit against the borrower on this Agreement;

                  (vi) Seek specific performance or injunctive relief to enforce performance of the undertakings, duties, and agreements provided in this Agreement, and that the instrument executed and delivered by DHS in favor of SJMC in connection with the transactions contemplated hereby, whether or not a remedy at law exists or is adequate; and

                  (vii) Exercise any rights of a secured creditor under the Uniform Commercial Code, as adopted and amended in Maryland, including the right to take possession of the Collateral without the use of judicial process or hearing of any kind.

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

                  (b) The rights and remedies provided in this Agreement or otherwise under applicable laws shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any rights or remedies in addition to, or an alternative of, such right or remedy.

         10. This Agreement shall be terminated, and the Borrower shall be released from liability hereunder on the date which is the last to occur of: (a) the full and final payment to SJMC of all amounts owed to SJMC pursuant to this Agreement or (b) the date of expiration of the Guaranty.

         11. No failure or delay on the part of SJMC to exercise any right, power or privilege under this Agreement and no course of dealing between DHS, SJMC, the Lender or any of their respective affiliates shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. To the extent permitted by law, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which SJMC would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further Nortek or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand. In the event that the consent of SJMC is required under the terms hereof, it is understood and agreed that except as otherwise provided expressly herein, the determination whether to grant or withhold such consent shall be made solely by SJMC in its absolute discretion.

         12. This Agreement may not be amended, waived, supplemented, restated, or otherwise modified except by written agreement signed by SJMC and DHS.

         13. (a) DHS agrees to pay, and to hold SJMC harmless from all liability for, any stamp taxes imposed by future changes in law (including interest and penalties, and fees) which may be payable in connection with this Agreement or the issuance of the Guaranty or any modification of any of the foregoing.

                  (b) DHS shall (i) indemnify and hold harmless SJMC and each director, officer, employee and affiliate thereof from and against all losses, claims, damages, expenses or liabilities to which SJMC or such director, officer, employee or affiliate may become subject insofar as such losses, claims, damages, expenses or liabilities (or actions, suits or proceedings including any inquiry or investigation or claims in respect thereof) are caused by or result from any errors or omissions of DHS hereunder and (ii) reimburse the SJMC and each director, officer, employer or affiliate thereof upon their demand, for any reasonable legal or other expense (including the reasonable allocated costs of staff counsel) incurred in connection with the investigating, preparing to defend or defending any such loss, claim, damage, liability, action or claim; provided however, that DHS shall not be required to indemnify SJMC for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of such person or entity. If any action is brought against SJMC or any other person indemnified or intended to be indemnified pursuant to this paragraph, DHS shall, if requested by SJMC or any such indemnified person, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to the person or persons indemnified or intended to be indemnified. Each indemnified person shall, unless SJMC or other indemnified person has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel (or staff counsel) to investigate and control the defense of any other matter covered by such indemnify and the reasonable fees and expenses of such counsel shall be at the expense of DHS.

                  (c) All obligations provided for in this paragraph herein shall survive any termination of this Agreement and the Guaranty.

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         14. This Agreement  shall bind, and the benefits hereof shall inure to,
DHS and SJMC and their respective successors and assigns; provided that neither may transfer or assign any or all of its rights and obligations hereunder without the prior written consent of the other party.

         15. All notices, demands, instructions, requests, consents and other communications required or permitted to be given to or made upon any party hereto or other entity or person referred to herein shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile transmission as follows:

                  If to DHS:

                           Doctors Health System, Inc.
                           10451 Mill Run Circle
                           10th Floor
                           Owings Mills, Maryland 21117
                           Attn:  Paul A. Serini, Executive Vice President
                           Tel: (410) 654-5800/5801, Ext. 209
                           Fax: (410) 654-5807

                  with a copy to:

                           Venable, Baetjer and Howard, LLP
                           2 Hopkins Plaza
                           1800 Mercantile Bank & Trust Building
                           Baltimore, Maryland  21201
                           Attn:  Bryson L. Cook, Esq.
                           Tel: (410) 244-7400
                           Fax: (410) 244-7742

                  If to SJMC:

                           St. Joseph Medical Center
                           7620 York Road
                           Towson, Maryland  21204
                           Attn:  John W. Ellis, Chief Financial Officer
                           Tel: (410) 337-1202
                           Fax: (410) 337-1559

                  with a copy to:

                           Drinker Biddle & Reath
                           1100 PNB Building
                           1345 Chestnut Street
                           Philadelphia, Pennsylvania  19107
                           Attn:  Charles B. Congdon, Esquire
                           Tel: (215) 988-2659
                           Fax: (215) 988-2757

         16. All covenants, agreements, representations and warranties made by DHS herein or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by SJMC and shall survive the execution and delivery of this Agreement and the

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issuance  of  the Guaranty,  regardless of any investigation  made by SJMC or on its behalf and,  unless stated herein to survive  for  a  longer  period,  shall
continue  until  such  time  as  the  Guaranty  has  been   terminated  and  all
indebtedness hereunder shall have been paid in full and the commitment of SJMC has been terminated.

         17. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

         18. IF AN EVENT OF DEFAULT OCCURS HEREUNDER OR UNDER ANY OTHER DOCUMENT EXECUTED BY DHS IN CONNECTION WITH THIS AGREEMENT, DHS DOES HEREBY AUTHORIZE AND EMPOWER THE CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD (INCLUDING FEDERAL COURT, IF APPROPRIATE JURISDICTION EXISTS) AND CONFESS JUDGMENT IN FAVOR OF SJMC AGAINST DHS FOR THE UNPAID PRINCIPAL BALANCE OF THE REPAYMENT AMOUNT, TOGETHER WITH ALL ACCRUED AND UNPAID INTEREST THEREON INCLUDING LATE CHARGES, AND TOGETHER WITH ALL COSTS OF SUIT AND ATTORNEYS' FEES IN AN AMOUNT EQUAL TO TWENTY PERCENT (20%) OF THE OUTSTANDING AMOUNT DUE.

         DHS' agreement to the provisions in this paragraph is evidenced by the initials of the authorized officer of DHS, executing this Agreement on behalf of
DHS: __________.

         19. DHS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

         20. (a) DHS hereby irrevocably and unconditionally submits for itself and its property, to the non-exclusive jurisdiction of any Maryland State court and Federal courts of the United States of America sitting in Maryland, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of such parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such State of Maryland or, to the extent permitted by laws, in such Federal court. Each of such parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) DHS hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Maryland State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) To the extent permitted by law, each party to this Agreement irrevocably consents to service of process in the manner provided for notices herein. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         21. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof or thereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by SJMC hereunder is unavailable or unenforceable shall not affect in any way the ability of SJMC to pursue any other remedy available to it.

         22. This Agreement completely sets forth the agreements between the parties and fully supersedes all prior agreements, both written and oral, relating to all matters set forth herein.

         23. All references to the Medical Mutual Agreement herein or to any term defined in the Medical Mutual Agreement shall mean and refer to the Medical Mutual Agreement and the terms defined therein as originally executed and delivered, a true and correct copy of which has been provided by DHS to SJMC, without regard to any amendment, modification, supplement or other charge thereto as may be agreed between DHS and Medical Mutual.

         24.      DHS hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

                  (b) SJMC has no fiduciary relationship to DHS and the relationship between SJMC, on the one hand, and DHS, on the other hand, is solely that of creditor and debtor.

         25. SJMC and DHS shall cooperate and use their best efforts to secure for DHS loans from the Lender in an aggregate principal amount of at least $10 million (including amounts necessary to refinance the Guaranteed Obligations) prior to October 1, 1996. It is the intention and expectation of the parties that SJMC will provide a loan guaranty of up to $10 million and, in connection therewith, that the management of SJMC will undertake to obtain (to the extent not already obtained) all required corporate approvals of such guaranty.

                                             Very truly yours,

                                             ST. JOSEPH MEDICAL CENTER, INC.



                                             By: ______________________________
                                                      (Vice) President


Accepted and agreed as of
the date set forth above:

DOCTORS HEALTH SYSTEM, INC.



By: _______________________________
       Chief Financial Officer

                    CONSENT AND AGREEMENT OF MEDICAL MUTUAL

                  The undersigned, Medical Mutual Liability Insurance Society of Maryland, hereby joins and consents in the foregoing agreement between Doctors Health System, Inc. and St. Joseph Medical Center (the "Agreement"), and, in consideration of, and reliance upon, the undertakings and agreements of the parties in the Agreement (including the undertakings of SJMC and DHS in paragraph 25 thereof), agrees as follows:

                  1.       Medical   Mutual   hereby  consents and agrees to the
         granting by DHS of the liens and security interests set forth in paragraph 4 of the Agreement;

                  2. Medical Mutual agrees and consents that the liens and security interests of SJMC described in paragraph 4 of the Agreement shall be of equal rank and priority with the liens and security interests of Medical Mutual granted pursuant to the Medical Mutual Agreement, and further agrees that Medical Mutual and SJMC shall cooperate in the exercise of any remedies with respect to the Collateral for the purpose of maximizing recovery to each of them. All amounts recovered by Medical Mutual and SJMC upon the exercise of any remedies shall be applied to the payment of amounts due to each of them under the foregoing Agreement and the Medical Mutual Agreement, respectively, pro rata in proportion to the outstanding principal balances due to each of them.

                  3. Medical Mutual consents and agrees to the provisions of paragraph 25 of the Agreement.

         All capitalized terms used but not otherwise defined in this Consent and Agreement shall have the meanings ascribed thereto in the Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Consent and Agreement to be signed on its behalf this _______ day of August, 1996.

                                         MEDICAL MUTUAL LIABILITY
                                         INSURANCE OF MARYLAND



                                         By: __________________________________


Acknowledged and agreed:

ST. JOSEPH MEDICAL CENTER, INC.


By: _________________________________

                                   Exhibit A

                           [Form of Promissory Note]

                                   Exhibit B

                         [Form of Financing Statement]

                                   Exhibit C

                COLLATERAL ASSIGNMENT OF RIGHTS UNDER AGREEMENTS


         THIS COLLATERAL ASSIGNMENT OF RIGHTS UNDER AGREEMENTS (this "Assignment") is entered into as of this ______ day of August, 1996, by DOCTORS HEALTH SYSTEM, INC., a Maryland corporation (the "Assignor"), for the benefit of ST. JOSEPH MEDICAL CENTER, INC., a Maryland nonprofit corporation, its successors and assigns ("SJMC").

                             Explanatory Statement

                  WHEREAS, the Assignor and SJMC have entered into an Agreement of even date herewith (the "Agreement"), whereby the parties have agreed, among other things, that SJMC will guarantee certain financial obligations of the Assignor in consideration for which the Assignor will transfer and assign certain rights and other assets of the Assignor to SJMC in order to secure the obligations of the Assignor to SJMC that may arise from time to time (the "Credit Enhancement Arrangement");

                  WHEREAS, the Assignor desires to assign all of its rights, title and interest in and to, and remedies under, certain contracts more particularly described in Schedule I hereto (collectively, the "Assigned Contracts") rights; and

                  WHEREAS, the Assignor recognizes that SJMC is unwilling to enter into the Credit Enhancement Arrangement unless this Assignment is executed and delivered by the Assignor. The Assignor is willing to enter into this Assignment so that SJMC will enter into the Credit Enhancement Arrangement.

                  NOW, THEREFORE, in consideration of the premises, to induce SJMC to enter into the Credit Enhancement Arrangement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby covenants and agrees with SJMC as follows:

                                   Agreement

         1. Recitals. The recitals contained in the Explanatory Statement are true and accurate in all material respects and are hereby incorporated into this Assignment.

         2.       Defined  Terms.   All  terms  not  defined  herein  shall have
the meaning ascribed in the Final Credit Enhancement Agreement of even date herewith.

         3. Collateral Assignment. For the purpose of securing all of the Assignor's obligations to SJMC in connection with the Credit Enhancement Arrangement, the Assignor hereby collaterally assigns to SJMC and grants to SJMC a continuing security interest in and to all of the Assignor's rights in, under and pursuant to the Assigned Contracts, including but not limited to any and all rights or rights of enforcement, whether pertaining to the Assignor or third parties and whenever arising or coming into existence, and further including all of the proceeds thereof.

         4. Representation and Warranties of the Assignor. The Assignor represents and warrants that (a) no financing statement covering any of the
Collateral  is or shall be on file in any public  office or
financing  records, other  than  financing  statements  in  favor  of  SJMC  and existing financing statements in favor of Medical Mutual Liability Insurance Society of Maryland, and the Assignor is and will be the legal owner of all of the Collateral, free and clear of all liens, security interests, encumbrances and claims whatsoever; (b) the Assignor is duly authorized to enter into and perform this Assignment; (c) the execution and performance by the Assignor of this Assignment does not violate, breach or constitute a default under any contract or agreement to which the Assignor is or may become a party or any federal, state, county, city or municipal statute, rule, regulation, ordinance or law; (d) this Assignment constitutes the valid and legally binding obligations of the Assignor and is fully enforceable against the Assignor in accordance with its terms; and (e) there is no Litigation and there are no actions, suits, complaints or proceedings of any kind, whether administrative, regulatory or otherwise, pending or threatened against the Assignor which could result in any adverse change in its financial condition or which could affect adversely its business, property, assets or ability to pay its obligations to SJMC, and (f) none of the Assigned Contracts has been amended or modified since its original dates of execution and delivery except as described in Schedule I hereto.

         5. Covenants of the Assignor. The Assignor covenants that (a) the Assignor shall keep and maintain in accordance with generally accepted accounting principles current, accurate and complete books and records with respect to the Collateral and all proceeds of the Collateral, and the financial condition of the Assignor, including such information as SJMC may from time to time require; (b) the Assignor shall not sell, discount, assign, lease or otherwise transfer or dispose of any of the Collateral without SJMC's prior written consent, which consent shall be at the sole and absolute discretion of SJMC; (c) the Assignor will not make any amendment subsequent to the date hereof to any of the Assigned Contracts that materially adversely affects the value of any of the Assigned Contracts or the rights of SJMC as Guarantor pursuant to the Agreement without SJMC's prior written consent; (d) the Assignor shall permit SJMC, and any of their agents and designees, at any reasonable time or times during normal business hours, to enter upon any business premises of the Assignor, to inspect all of the Assignor's books and records, to inspect the Collateral and any other assets of the Assignor, to reproduce and copy all or any part of any books and records of the Assignor or other documents in the Assignor's possession, and to verify, by such means as SJMC shall determine (including an audit of the Assignor's books and records), any and all information relating to the obligations of the Assignor to SJMC and/or the Collateral; (e) the Assignor shall immediately notify SJMC of the threat or commencement of any litigation, action, suit or proceeding of any kind against the Assignor or the occurrence of any event or circumstance which materially adversely affects, or which could reasonably be deemed to affect materially adversely, SJMC's security interest or any of the Collateral, including, but not limited to, any damage to or loss or destruction of any books and records relating to the Collateral; and (f) the Assignor shall immediately notify SJMC of any event or circumstance which constitutes a default under this Assignment or under any of the Assigned Contracts and of any material adverse change in the Assignor's financial condition or business operations.

         6. SJMC Not Obliged Under Assigned Contracts. SJMC shall have no obligation or duty to perform any of the obligations of the Assignor under the Assigned Contracts, all of which shall remain the sole and exclusive duty and obligation of the Assignor. The Assignor agrees to fully and completely perform all of the terms and provisions of the Assigned Contracts and otherwise satisfy is obligations thereunder so that the rights hereby assigned to SJMC shall be and remain fully and completely enforceable at all times.

         7. SJMC May Enforce Rights Under Assigned Contracts. In the event of a default by the Assignor with respect to any of its obligations to SJMC hereunder or under the Credit Enhancement Arrangement or the occurrence or continuation of such a default, SJMC may, subject to any period of notice and grace set forth in the Credit Enhancement Agreement, enforce, either in its own name or in the name of the Assignor, all rights of the Assignor under the Assigned Contracts and may
(a) bring suit to enforce any rights under the Assigned Contracts, (b) compromise or settle any disputed claim as to rights under the Assigned
Contracts, (c) give releases or acquaintances of rights under the Assigned Contracts, or (d) do any and all things necessary, convenient or proper to fully and completely effectuate the collateral assignment of the rights under the Assigned Contracts pursuant hereto. The Assignor hereby constitutes and appoints SJMC or SJMC's designee as the Assignor's attorney-in-fact with full power following an Event of Default in the Assignor's name, place and stead to do or accomplish any of the aforementioned undertakings and to execute such documents or instruments in the name or stead of the Assignor as may be necessary, convenient or proper in SJMC's sole opinion. The aforementioned power of attorney shall be a power of attorney coupled with an interest and irrevocable. In the event any action is brought by SJMC to enforce any rights under the Assigned Contracts, the Assignor agrees to cooperate fully with and assist SJMC in the prosecution thereof.

         8. Further Assurances. The Assignor agrees to execute and deliver to SJMC at any time or times when requested by SJMC any financing statements, amendment statements, security agreements, mortgages, assignments, activity reports and such other documents as SJMC may request, in form satisfactory to SJMC, in order to preserve, perfect and maintain the perfection of SJMC's security interest and to consummate all transactions contemplated by this Assignment.

         9. Notices. All notices required hereunder shall be in writing, delivered personally, by overnight delivery service or by registered or certified mail, postage prepaid and return receipt requested, and shall be deemed made when delivered and shall be properly addressed to the parties as follows or as otherwise designated from time to time:

         If to SJMC:                St. Joseph Medical Center, Inc.
                                    7620 York Road
                                    Towson, Maryland  21204
                                    Attn:  John W. Ellis, CFO

         with a copy to:            Drinker Biddle & Reath
                                    1100 PNB Building
                                    1345 Chestnut Street
                                    Philadelphia, PA 19107
                                    Attn:  Charles B. Congdon, Esquire

         If to the Assignor:        Doctors Health System, Inc.
                                    10451 Mill Run Circle, 10th Floor
                                    Owings Mills, Maryland 21117

         10. Binding Obligations. This Assignment shall be binding upon the Assignor and the Assignor's successors and assigns, and shall benefit SJMC and SJMC's successors and assigns, including any party participating in the Credit Enhancement Arrangement.

         11. Final Agreement. This Assignment constitutes the final and entire agreement with respect to the collateral assignment of rights under the Assigned Contracts from the Assignor to SJMC, and any term, covenant or provision not set forth herein shall not be considered a part of this Assignment.

         12. Amendment. This Assignment may only be amended by a writing executed by the party to be bound by the amendment.

         13. Costs and Expenses. The Assignor agrees that all costs and expenses paid or incurred by SJMC, including reasonable attorney's fees, court costs and charges paid to public officials, in connection with perfecting, protecting, preserving or extending SJMC's security interest, collecting the obligations of the Assignor to SJMC, or enforcing or exercising any rights or remedies of SJMC under this Assignment or the Credit Enhancement Agreement shall be part of the Assignor's obligations, secured by SJMC's security interest and payable to SJMC upon demand.

         14. Choice of Law. The laws of the state of Maryland, excluding, however, conflict of law or principles, shall govern and be applied to determine all issues relating to this Assignment and the rights and obligations of the parties hereto, including the validity, construction, interpretation and enforceability of this Assignment and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this Assignment or which occurred or were to occur as a direct or indirect result of this Assignment having been executed.

         15. Consent to Jurisdiction; Assignment as to Venue. The Assignor irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists. The Assignor agrees that venue shall be proper in any circuit court of the State of Maryland selected by SJMC or in the United States District Court for the District of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

         16. Waiver of Jury Trial. The Assignor (by its execution of this Assignment) and SJMC (by its acceptance of this Assignment) agree that any suit, action or proceeding whether claim or counterclaim, brought or instituted by the Assignor, SJMC or any successor or assign of the Assignor or SJMC, with respect to this Assignment or which in any way relates, directly or indirectly, to this Assignment, shall be tried only by a court and not by a jury. THE ASSIGNOR AND SJMC HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.

         IN WITNESS WHEREOF, the Assignor executes this Assignment with the specific intention that this Assignment constitutes a document under seal.

WITNESS/ATTEST:                           ASSIGNOR:

                                          DOCTORS HEALTH SYSTEM, INC.



__________________________________        By: ___________________________(SEAL)
                                                          Name:
                                                          Title:

                                   SCHEDULE I


                         Schedule of Assigned Contracts


         1. Amended and Restated Physician Services Organization Agreement dated May 1, 1996, by and between Doctors Health System, Inc. and Baltimore Medical Group, LLC.


         2. Amended and Restated Physician Services Organization Agreement dated May 1, 1996, by and between Doctors Health System, Inc. and Carroll Medical Group, LLC.


         3. Amended and Restated Physicians Services Organization Agreement dated May 1, 1996, by and between Doctors Health System, Inc. and Cumberland Valley Medical Group, LLC.

                                   Exhibit D

                         Schedule of Assigned Contracts


         1. Amended and Restated Physician Services Organization Agreement dated May 1, 1996, by and between Doctors Health System, Inc. and Baltimore Medical Group, LLC.


         2. Amended and Restated Physician Services Organization Agreement dated May 1, 1996, by and between Doctors Health System, Inc. and Carroll Medical Group, LLC.


         3. Amended and Restated Physicians Services Organization Agreement dated May 1, 1996, by and between Doctors Health System, Inc. and Cumberland Valley Medical Group, LLC.